Industry Canada	Industrie Canada

Certificate of Amendment	Certificat de modification
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

EXFO Ingénierie Électro-Optique inc./
EXFO Electro-Optical Engineering inc.		197586-2
_____________________________________		________________________________
Name of corporation-Dénomination de la société		Corporation number-Numéro de la société
I hereby certify that the articles of the above-named corporation were amended:		Je certifie que les statuts de la société susmentionnée ont été modifiés :
a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;
b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;
c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;
d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;
/s/ signed		February 6, 2003 / le 6 février 2003
Director - Directeur		Date of Amendment / Date de modification

Canada

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Industry Canada	Industrie Canada
		FORM 4	FORMULE 4
Canada Business Corporations Act	Loi canadienne sur les Sociétés par actions	ARTICLES OF AMENDMENT (SECTION 27 OR 177)	CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1- Name of corporation – Dénomination de la société	2- Corporation No. – No de la société
EXFO Ingénierie Électro-Optique Inc. / EXFO Electro-Optical Engineering Inc.	197586-2
3- The articles of the above-named corporation are amended as follows :	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

Article 7: Other Provisions, if any:

1.	Article 7 of the Restated Articles of Incorporation dated June 29, 2000 shall be amended by inserting the following immediately after the last paragraph of item 7 “Other Provisions” thereof:

“The annual meeting of shareholders of the Corporation (whether or not also held as a special meeting) may be held outside Canada, in the following places:

a)
the greater metropolitan area of any following cities in the United States of America: Boston (Massachusetts), Chicago (Illinois), Dallas (Texas), Denver (Colorado), Detroit (Michigan), Houston (Texas), Los Angeles (California), Miami (Florida), New York (New York), Philadelphia (Pennsylvania), San Francisco (California), Seattle (Washington), Washington (District of Columbia);

b)
to the extent permitted by the Canada Business Corporations Act, any other city outside Canada designated from time to time by the Board of Directors of the Corporation in connection with the then next annual meeting of shareholders”.

Date	Signature	Title-Titre
January 24, 2003	/s/ Kimberly Okell	Secretary and Legal Counsel
	Kimberly Okell	FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée
IC 3069 (2/96)

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